Exhibit 99.2 American Financial Group, Inc. Investor Supplement - Third Quarter 2024 November 5, 2024 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2024 3 Section Page Table of Contents - Investor Supplement - Third Quarter 2024...................................................................................................................... 2 Financial Highlights......................................................................................................................................................................................... 3 Summary of Earnings...................................................................................................................................................................................... 4 Earnings Per Share Summary......................................................................................................................................................................... 5 Property and Casualty Insurance Segment Property and Casualty Insurance - Summary Underwriting Results (GAAP).................................................................................................. 6 Specialty - Underwriting Results (GAAP)........................................................................................................................................................ 7 Property and Transportation - Underwriting Results (GAAP).......................................................................................................................... 8 Specialty Casualty - Underwriting Results (GAAP)......................................................................................................................................... 9 Specialty Financial - Underwriting Results (GAAP)......................................................................................................................................... 10 Other Specialty - Underwriting Results (GAAP).............................................................................................................................................. 11 Consolidated Balance Sheet / Book Value / Debt Consolidated Balance Sheet........................................................................................................................................................................... 12 Book Value Per Share and Price / Book Summary......................................................................................................................................... 13 Capitalization................................................................................................................................................................................................... 14 Additional Supplemental Information............................................................................................................................................................... 15 Consolidated Investment Supplement Total Cash and Investments............................................................................................................................................................................ 16 Net Investment Income................................................................................................................................................................................... 17 Alternative Investments................................................................................................................................................................................... 18 Fixed Maturities - By Security Type - AFG Consolidated................................................................................................................................ 19 Appendix A. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2024............................................................................................... 20 B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2023............................................................................................. 21 C. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2024................................................................................... 22 D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2023................................................................................. 23 E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2024................................................................. 24 F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2023............................................................... 25 G. Real Estate-Related Investments 9/30/2024............................................................................................................................................. 26 H. Real Estate-Related Investments 12/31/2023........................................................................................................................................... 27 Page 2

American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Highlights Net earnings $ 181 $ 209 $ 242 $ 263 $ 177 $ 632 $ 589 Core net operating earnings 194 215 231 238 208 640 657 Total assets 32,591 29,913 30,001 29,787 30,825 32,591 30,825 Shareholders' equity, excluding AOCI (a) 4,844 4,715 4,555 4,577 4,551 4,844 4,551 Property and Casualty net written premiums 2,353 1,692 1,634 1,445 2,061 5,679 5,247 Per share data Diluted earnings per share $ 2.16 $ 2.49 $ 2.89 $ 3.13 $ 2.09 $ 7.54 $ 6.93 Core net operating earnings per share 2.31 2.56 2.76 2.84 2.45 7.63 7.72 Book value per share, excluding AOCI (a) 57.71 56.19 54.32 54.72 54.09 57.71 54.09 Dividends per common share 0.71 0.71 3.21 2.21 0.63 4.63 5.89 Financial ratios Annualized return on equity (b) 15.2% 18.0% 21.2% 23.0% 1 5.7% 18.0% 17.4% Annualized core operating return on equity (b) 16.2% 18.5% 20.2% 20.9% 1 8.3% 18.3% 19.4% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 69.5% 59.1% 58.6% 60.7% 6 6.7% 63.1% 61.8% Underwriting expense ratio 24.8% 31.4% 31.5% 27.0% 2 5.5% 28.8% 29.5% Combined ratio - Specialty 94.3% 90.5% 90.1% 87.7% 9 2.2% 91.9% 91.3% (a) A reconciliation to the GAAP measure is on page 13. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Property and Casualty Insurance Underwriting profit $ 115 $ 150 $ 153 $ 211 $ 142 $ 418 $ 420 Net investment income 195 189 205 161 170 589 568 Other income (expense) (19) (20) (18) (15) (14) (57) (41) Property and Casualty Insurance operating earnings 291 319 340 357 298 950 947 Interest expense of parent holding companies (19) (19) (19) (19) (19) (57) (57) Other expense (27) (27) (31) (34) (22) (85) (67) Pretax core operating earnings 245 273 290 304 257 808 823 Income tax expense 51 58 59 66 49 168 166 Core net operating earnings 194 215 231 238 208 640 657 Non-core items, net of tax: Realized gains (losses) on securities (2) (2) 11 25 (15) 7 (53) Realized loss on subsidiaries - (4) - - (4) (4) (4) Special A&E charges - Former Railroad and Manufacturing operations (11) - - - (12) (11) (12) Gain (loss) on retirement of debt - - - - - - 1 Net earnings $ 181 $ 209 $ 242 $ 263 $ 177 $ 632 $ 589 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Core net operating earnings $ 194 $ 215 $ 231 $ 238 $ 208 $ 640 $ 657 Net earnings $ 181 $ 209 $ 242 $ 263 $ 177 $ 632 $ 589 Average number of diluted shares 83.939 83.912 83.795 83.817 84.745 83.882 85.096 Diluted earnings per share: Core net operating earnings per share $ 2.31 $ 2.56 $ 2.76 $ 2.84 $ 2.45 $ 7.63 $ 7.72 Realized gains (losses) on securities (0.02) (0.02) 0.13 0.29 (0.17) 0.09 (0.61) Realized loss on subsidiaries - (0.05) - - (0.04) (0.05) (0.04) Special A&E charges - Former Railroad and Manufacturing operations (0.13) - - - (0.15) (0.13) (0.15) Gain (loss) on retirement of debt - - - - - - 0.01 Diluted earnings per share $ 2.16 $ 2.49 $ 2.89 $ 3.13 $ 2.09 $ 7.54 $ 6.93 Page 5

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	9/30/24	9/30/23
Property and Transportation	$ 34	$ 39	$ 56	$ 67	$ 42	$ 129	$ 117
Specialty Casualty	76	108	74	114	78	258	261
Specialty Financial	22	25	33	45	29	80	65
Other Specialty	(15)	(21)	(9)	(14)	(6)	(45)	(22)
Underwriting profit - Specialty	**117**	**151**	**154**	**212**	**143**	**422**	**421**
Other core charges, included in loss and LAE	(2)	(1)	(1)	(1)	(1)	(4)	(1)
Underwriting profit - Property and Casualty Insurance	**$ 115**	**$ 150**	**$ 153**	**$ 211**	**$ 142**	**$ 418**	**$ 420**
Included in results above:							
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ 1	$ 1	$ -	$ 1	$ 2
Catastrophe losses	90	36	34	24	56	160	138
Total current accident year catastrophe losses	$ 90	$ 36	$ 35	$ 25	$ 56	$ 161	$ 140
Prior year loss reserve development (favorable) / adverse	$ (15)	$ (35)	$ (50)	$ (56)	$ (43)	$ (100)	$ (168)
Combined ratio:							
Property and Transportation	96.5%	92.9%	89.0%	90.3%	94.8%	93.6%	93.6%
Specialty Casualty	90.0%	85.4%	89.8%	84.6%	89.4%	88.4%	87.8%
Specialty Financial	91.9%	89.7%	86.3%	81.3%	87.6%	89.4%	89.6%
Other Specialty	123.9%	132.1%	116.9%	118.9%	109.8%	124.4%	111.9%
Combined ratio - Specialty	**94.3%**	**90.5%**	**90.1%**	**87.7%**	**92.2%**	**91.9%**	**91.3%**
Other core charges	0.1%	0.0%	0.0%	0.1%	0.1%	0.0%	0.0%
Combined ratio	**94.4%**	**90.5%**	**90.1%**	**87.8%**	**92.3%**	**91.9%**	**91.3%**
P&C combined ratio excl. catastrophe losses and prior year reserve development	90.7%	90.5%	91.1%	89.6%	91.5%	90.8%	91.9%
Loss and LAE components:							
Current accident year, excluding catastrophe losses	65.9%	59.1%	59.6%	62.6%	66.0%	62.0%	62.4%
Prior accident year loss reserve development	(0.7%)	(2.2%)	(3.2%)	(3.2%)	(2.3%)	(1.9%)	(3.5%)
Current accident year catastrophe losses	4.4%	2.2%	2.2%	1.4%	3.1%	3.0%	2.9%
Loss and LAE ratio	**69.6%**	**59.1%**	**58.6%**	**60.8%**	**66.8%**	**63.1%**	**61.8%**

Page 6

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Gross written premiums $ 3,748 $ 2,406 $ 2,336 $ 1,992 $ 3,140 $ 8,490 $ 7,664 Ceded reinsurance premiums (1,395) (714) (702) (547) (1,079) (2,811) (2,417) Net written premiums 2,353 1,692 1,634 1,445 2,061 5,679 5,247 Change in unearned premiums (298) (107) (88) 287 (206) (493) (448) Net earned premiums 2,055 1,585 1,546 1,732 1,855 5,186 4,799 Loss and LAE 1,428 936 906 1,052 1,238 3,270 2,963 Underwriting expense 510 498 486 468 474 1,494 1,415 Underwriting profit $ 117 $ 151 $ 154 $ 212 $ 143 $ 422 $ 421 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ 1 $ 1 $ - $ 1 $ 2 Catastrophe losses 90 36 34 24 56 160 138 Total current accident year catastrophe losses $ 90 $ 36 $ 35 $ 25 $ 56 $ 161 $ 140 Prior year loss reserve development (favorable) / adverse $ (17) $ (36) $ (51) $ (57) $ (44) $ (104) $ (169) Combined ratio: Loss and LAE ratio 6 9.5% 5 9.1% 5 8.6% 6 0.7% 66.7% 63.1% 61.8% Underwriting expense ratio 2 4.8% 3 1.4% 3 1.5% 2 7.0% 25.5% 28.8% 29.5% Combined ratio 9 4.3% 9 0.5% 9 0.1% 8 7.7% 92.2% 91.9% 91.3% Specialty combined ratio excl. catastrophe losses and prior year reserve development 9 0.7% 9 0.5% 9 1.1% 8 9.6% 91.5% 90.8% 91.9% Loss and LAE components: Current accident year, excluding catastrophe losses 6 5.9% 5 9.1% 5 9.6% 6 2.6% 66.0% 62.0% 62.4% Prior accident year loss reserve development (0.8%) (2.3%) (3.3%) (3.3%) (2.3%) (2.0%) (3.5%) Current accident year catastrophe losses 4 .4% 2 .3% 2 .3% 1 .4% 3.0% 3.1% 2.9% Loss and LAE ratio 6 9.5% 5 9.1% 5 8.6% 6 0.7% 66.7% 63.1% 61.8% Page 7

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Gross written premiums $ 2,107 $ 1,084 $ 959 $ 623 $ 1,592 $ 4,150 $ 3,523 Ceded reinsurance premiums (967) (403) (368) (197) (687) (1,738) (1,398) Net written premiums 1,140 681 591 426 905 2,412 2,125 Change in unearned premiums (159) (138) (78) 256 (77) (375) (288) Net earned premiums 981 543 513 682 828 2,037 1,837 Loss and LAE 777 348 304 470 636 1,429 1,271 Underwriting expense 170 156 153 145 150 479 449 Underwriting profit $ 34 $ 39 $ 56 $ 67 $ 42 $ 129 $ 117 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 2 $ - $ - $ - Catastrophe losses 34 13 8 3 14 55 48 Total current accident year catastrophe losses $ 34 $ 13 $ 8 $ 5 $ 14 $ 55 $ 48 Prior year loss reserve development (favorable) / adverse $ (15) $ (33) $ (43) $ (12) $ (14) $ (91) $ (72) Combined ratio: Loss and LAE ratio 7 9.3% 6 4.0% 5 9.2% 6 9.0% 7 6.8% 70.1% 69.2% Underwriting expense ratio 1 7.2% 2 8.9% 2 9.8% 2 1.3% 1 8.0% 23.5% 24.4% Combined ratio 9 6.5% 9 2.9% 8 9.0% 9 0.3% 9 4.8% 93.6% 93.6% Combined ratio excl. catastrophe losses and prior year reserve development 9 4.4% 9 6.7% 9 5.6% 9 1.5% 9 4.8% 95.3% 94.8% Loss and LAE components: Current accident year, excluding catastrophe losses 7 7.2% 6 7.8% 6 5.8% 7 0.2% 7 6.8% 71.8% 70.4% Prior accident year loss reserve development (1.5%) (6.2%) (8.3%) (1.8%) (1.7%) ( 4.4%) ( 3.9%) Current accident year catastrophe losses 3 .6% 2 .4% 1 .7% 0 .6% 1 .7% 2.7% 2.7% Loss and LAE ratio 7 9.3% 6 4.0% 5 9.2% 6 9.0% 7 6.8% 70.1% 69.2% Page 8

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Gross written premiums $ 1,297 $ 1,023 $ 1,097 $ 1,069 $ 1 ,226 $ 3 ,417 $ 3 ,299 Ceded reinsurance premiums (434) (319) (346) (369) (397) (1,099) (1,055) Net written premiums 863 704 751 700 829 2 ,318 2 ,244 Change in unearned premiums (119) 35 (21) 37 (95) (105) (95) Net earned premiums 744 739 730 737 734 2 ,213 2 ,149 Loss and LAE 473 428 457 438 463 1 ,358 1 ,301 Underwriting expense 195 203 199 185 193 597 587 Underwriting profit $ 76 $ 108 $ 74 $ 114 $ 78 $ 258 $ 261 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ 1 $ (1) $ - $ 1 $ 2 Catastrophe losses 16 5 15 9 17 36 26 Total current accident year catastrophe losses $ 16 $ 5 $ 16 $ 8 $ 17 $ 37 $ 28 Prior year loss reserve development (favorable) / adverse $ (4) $ (25) $ (17) $ (37) $ (22) $ (46) $ (73) Combined ratio: Loss and LAE ratio 6 3.6% 5 8.0% 6 2.5% 5 9.6% 63.1% 61.4% 60.5% Underwriting expense ratio 2 6.4% 2 7.4% 2 7.3% 2 5.0% 26.3% 27.0% 27.3% Combined ratio 9 0.0% 8 5.4% 8 9.8% 8 4.6% 89.4% 88.4% 87.8% Combined ratio excl. catastrophe losses and prior year reserve development 8 8.3% 8 8.2% 8 9.9% 8 8.5% 90.0% 88.7% 90.0% Loss and LAE components: Current accident year, excluding catastrophe losses 6 1.9% 6 0.8% 6 2.6% 6 3.5% 63.7% 61.7% 62.7% Prior accident year loss reserve development (0.6%) (3.5%) (2.3%) (5.0%) (2.9%) (2.1%) (3.4%) Current accident year catastrophe losses 2 .3% 0 .7% 2 .2% 1 .1% 2.3% 1.8% 1.2% Loss and LAE ratio 6 3.6% 5 8.0% 6 2.5% 5 9.6% 63.1% 61.4% 60.5% Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Gross written premiums $ 344 $ 299 $ 280 $ 300 $ 322 $ 923 $ 842 Ceded reinsurance premiums (60) (51) (46) (50) (61) (157) (157) Net written premiums 284 248 234 250 261 766 685 Change in unearned premiums (15) (7) 9 (6) (29) (13) (62) Net earned premiums 269 241 243 244 232 753 623 Loss and LAE 124 101 98 85 93 323 243 Underwriting expense 123 115 112 114 110 350 315 Underwriting profit $ 22 $ 25 $ 33 $ 45 $ 29 $ 80 $ 65 Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ - Catastrophe losses 39 17 8 4 22 64 45 Total current accident year catastrophe losses $ 39 $ 17 $ 8 $ 4 $ 22 $ 64 $ 45 Prior year loss reserve development (favorable) / adverse $ (9) $ - $ 6 $ (8) $ (10) $ (3) $ (24) Combined ratio: Loss and LAE ratio 4 6.1% 4 2.1% 4 0.2% 3 4.8% 3 9.8% 4 2.9% 3 9.0% Underwriting expense ratio 4 5.8% 4 7.6% 4 6.1% 4 6.5% 4 7.8% 4 6.5% 5 0.6% Combined ratio 9 1.9% 8 9.7% 8 6.3% 8 1.3% 8 7.6% 8 9.4% 8 9.6% Combined ratio excl. catastrophe losses and prior year reserve development 8 0.9% 8 2.3% 8 0.9% 8 2.7% 8 2.5% 8 1.4% 8 6.2% Loss and LAE components: Current accident year, excluding catastrophe losses 3 5.1% 3 4.7% 3 4.8% 3 6.2% 3 4.7% 3 4.9% 3 5.6% Prior accident year loss reserve development (3.4%) 0 .1% 2 .3% (3.4%) (4.2%) (0.4%) (3.8%) Current accident year catastrophe losses 1 4.4% 7 .3% 3 .1% 2 .0% 9 .3% 8 .4% 7 .2% Loss and LAE ratio 4 6.1% 4 2.1% 4 0.2% 3 4.8% 3 9.8% 4 2.9% 3 9.0% Page 10

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Gross written premiums $ - $ - $ - $ - $ - $ - $ - Ceded reinsurance premiums 66 59 58 69 66 183 193 Net written premiums 66 59 58 69 66 183 193 Change in unearned premiums (5) 3 2 - (5) - (3) Net earned premiums 61 62 60 69 61 183 190 Loss and LAE 54 59 47 59 46 160 148 Underwriting expense 22 24 22 24 21 68 64 Underwriting profit (loss) $ (15) $ (21) $ (9) $ (14) $ (6) $ (45) $ (22) Included in results above: Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ - $ - $ - $ - Catastrophe losses 1 1 3 8 3 5 19 Total current accident year catastrophe losses $ 1 $ 1 $ 3 $ 8 $ 3 $ 5 $ 19 Prior year loss reserve development (favorable) / adverse $ 11 $ 22 $ 3 $ - $ 2 $ 36 $ - Combined ratio: Loss and LAE ratio 8 9.0% 9 5.3% 7 9.2% 8 2.8% 7 6.2% 8 7.9% 7 8.9% Underwriting expense ratio 3 4.9% 3 6.8% 3 7.7% 3 6.1% 3 3.6% 3 6.5% 3 3.0% Combined ratio 1 23.9% 1 32.1% 1 16.9% 1 18.9% 1 09.8% 1 24.4% 1 11.9% Combined ratio excl. catastrophe losses and prior year reserve development 1 04.7% 9 4.1% 1 06.8% 1 07.3% 1 01.2% 1 01.9% 1 01.7% Loss and LAE components: Current accident year, excluding catastrophe losses 6 9.8% 5 7.3% 6 9.1% 7 1.2% 6 7.6% 6 5.4% 6 8.7% Prior accident year loss reserve development 1 8.2% 3 7.4% 4 .8% 0 .9% 3 .7% 2 0.2% (0.1%) Current accident year catastrophe losses 1 .0% 0 .6% 5 .3% 1 0.7% 4 .9% 2 .3% 1 0.3% Loss and LAE ratio 8 9.0% 9 5.3% 7 9.2% 8 2.8% 7 6.2% 8 7.9% 7 8.9% Page 11

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 Assets: Total cash and investments $ 15,741 $ 15,261 $ 15,254 $ 15,263 $ 14,794 $ 14,489 Recoverables from reinsurers 5,217 4,157 4,510 4,477 4, 421 3,852 Prepaid reinsurance premiums 1,346 1,143 1,078 961 1, 223 1,112 Agents' balances and premiums receivable 1,995 1,909 1,606 1,471 2, 088 1,796 Deferred policy acquisition costs 340 328 309 309 324 316 Assets of managed investment entities 4,332 4,695 4,669 4,484 4, 871 5,235 Other receivables 1,989 758 958 1,171 1, 377 721 Other assets 1,326 1,357 1,312 1,346 1, 422 1,281 Goodwill 305 305 305 305 305 246 Total assets $ 32,591 $ 29,913 $ 30,001 $ 29,787 $ 30,825 $ 29,048 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 14,206 $ 12,607 $ 13,050 $ 13,087 $ 12,891 $ 11,925 Unearned premiums 4,320 3,816 3,650 3,451 3, 997 3,686 Payable to reinsurers 1,620 1,176 1,078 1,186 1, 398 1,038 Liabilities of managed investment entities 4,168 4,536 4,468 4,307 4, 728 5,098 Long-term debt 1,475 1,475 1,475 1,475 1, 474 1,474 Other liabilities 2,094 1,919 2,040 2,023 2, 356 1,834 Total liabilities $ 27,883 $ 25,529 $ 25,761 $ 25,529 $ 26,844 $ 25,055 Shareholders' equity: Common stock $ 84 $ 84 $ 84 $ 84 $ 84 $ 85 Capital surplus 1,400 1,392 1,382 1,372 1, 372 1,377 Retained earnings 3,360 3,239 3,089 3,121 3, 095 3,042 Unrealized gains (losses) - fixed maturities (100) (290) (278) (287) (521) (464) Unrealized gains (losses) - fixed maturity-related cash flow hedges (7) (20) (22) (17) (34) (33) Other comprehensive income (loss), net of tax (29) (21) (15) (15) (15) (14) Total shareholders' equity 4,708 4,384 4,240 4,258 3, 981 3,993 Total liabilities and equity $ 32,591 $ 29,913 $ 30,001 $ 29,787 $ 30,825 $ 29,048 Page 12

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 Shareholders' equity $ 4,708 $ 4,384 $ 4,240 $ 4,258 $ 3,981 $ 3,993 Accumulated other comprehensive income (loss) (1 36) (3 31) (3 15) (3 19) (570) (511) Shareholders' equity, excluding AOCI 4,844 4,715 4,555 4,577 4,551 4,504 Goodwill 305 305 305 305 305 246 199 204 208 213 217 102 Intangibles $ 4,340 $ 4,206 $ 4,042 $ 4,059 $ 4,029 $ 4,156 Tangible shareholders' equity, excluding AOCI Common shares outstanding 83.923 83.897 83.857 83.636 84.136 84.859 Book value per share: Book value per share $ 56.10 $ 52.25 $ 50.57 $ 50.91 $ 47.31 $ 47.06 Book value per share, excluding AOCI 57.71 56.19 54.32 54.72 54.09 53.07 Tangible, excluding AOCI 51.72 50.13 48.20 48.52 47.89 48.97 Market capitalization AFG's closing common share price $ 134.60 $ 123.02 $ 136.48 $ 118.89 $ 111.67 $ 118.75 Market capitalization $ 11,296 $ 10,321 $ 11,445 $ 9,943 $ 9,395 $ 10,077 Price / Book value per share, excluding AOCI 2.33 2.19 2.51 2.17 2.06 2.24 Page 13

American Financial Group, Inc. Capitalization ($ in millions) 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 AFG senior obligations $ 823 $ 823 $ 823 $ 823 $ 823 $ 823 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 823 $ 823 $ 823 $ 823 $ 823 $ 823 675 675 675 675 675 675 AFG subordinated debentures Total principal amount of long-term debt $ 1,498 $ 1,498 $ 1,498 $ 1,498 $ 1,498 $ 1 ,498 Shareholders' equity 4,708 4,384 4,240 4,258 3,981 3 ,993 (1 36) (3 31) (3 15) (3 19) (570) (511) Accumulated other comprehensive income (loss) Total capital, excluding AOCI $ 6,342 $ 6,213 $ 6,053 $ 6,075 $ 6,049 $ 6 ,002 Ratio of debt to total capital, excluding AOCI: Including subordinated debt 23.6% 24.1% 24.7% 24.7% 24.8% 2 5.0% Excluding subordinated debt 13.0% 13.2% 13.6% 13.5% 13.6% 1 3.7% Page 14

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Property and Casualty Insurance $ 897 $ 969 $ 989 $ 938 $ 805 $ 2,855 $ 2,488 Paid Losses (GAAP) 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 6/30/23 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 6,150 $ 5,919 $ 5,780 $ 5,710 $ 5,786 $ 5,581 (1,306) (1,204) (1,225) (1,133) (1,235) (1,077) Parent and other subsidiaries $ 4,844 $ 4,715 $ 4,555 $ 4,577 $ 4,551 $ 4,504 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 946 $ 946 $ 946 $ 946 $ 887 $ 887 Page 15

American Financial Group, Inc.
Total Cash and Investments
($ in millions)

	Carrying Value - September 30, 2024				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 1,063	$ 259	$ -	$ 1,322	8%
Fixed maturities - Available for sale	10,356	79	-	10,435	67%
Fixed maturities - Trading	78	-	-	78	0%
Equity securities - Common stocks	653	-	-	653	4%
Equity securities - Perpetual preferred	428	-	-	428	3%
Investments accounted for using the equity method	1,909	2	-	1,911	12%
Mortgage loans	765	-	-	765	5%
Real estate and other investments	213	99	(163)	149	1%
Total cash and investments	**$ 15,465**	**$ 439**	**$ (163)**	**$ 15,741**	**100%**

	Carrying Value - December 31, 2023				
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:					
Cash and cash equivalents	$ 940	$ 285	$ -	$ 1,225	8%
Fixed maturities - Available for sale	10,225	152	-	10,377	68%
Fixed maturities - Trading	57	-	-	57	0%
Equity securities - common stocks	586	-	-	586	4%
Equity securities - perpetual preferred	432	-	-	432	3%
Investments accounted for using the equity method	1,812	2	-	1,814	12%
Mortgage loans	643	-	-	643	4%
Real estate and other investments	211	93	(175)	129	1%
Total cash and investments	**$ 14,906**	**$ 532**	**$ (175)**	**$ 15,263**	**100%**

Page 16

American Financial Group, Inc. Net Investment Income ($ in millions) Three Months Ended Nine Months Ended 9/30/24 6/30/24 3/31/24 12/31/23 9/30/23 9/30/24 9/30/23 Property and Casualty Insurance: Gross investment income excluding alternative investments Fixed maturities $ 134 $ 133 $ 131 $ 131 $ 121 $ 398 $ 350 Equity securities 6 7 7 7 8 20 25 Other investments (a) 25 21 17 21 19 63 48 Gross investment income excluding alternative investments 165 161 155 159 148 481 423 Gross investment income from alternative investments (b) 36 33 56 5 25 125 158 Total gross investment income 201 194 211 164 173 606 581 Investment expenses (6) (5) (6) (3) (3) (17) (13) Total net investment income $ 195 $ 189 $ 205 $ 161 $ 170 $ 589 $ 568 Average cash and investments (c) $ 15,447 $ 15,346 $ 15,331 $ 15,227 $ 14,899 $ 15,389 $ 14,624 Average yield - fixed maturities before inv expenses (d) 5.06% 5.04% 4.93% 4.99% 4.68% 5. 01% 4. 56% Average yield - overall portfolio, net (d) 5.05% 4.93% 5.35% 4.23% 4.56% 5.10% 5.18% Average tax equivalent yield - overall portfolio, net (d) 5.10% 4.98% 5.42% 4.31% 4.63% 5. 16% 5. 25% AFG consolidated net investment income: Property & Casualty core $ 195 $ 189 $ 205 $ 161 $ 170 $ 589 $ 568 Parent & other 7 8 7 7 10 22 33 Consolidate CLOs (2) (9) (14) (9) (12) (25) (18) Total net investment income $ 200 $ 188 $ 198 $ 159 $ 168 $ 586 $ 583 Average cash and investments (c) $ 15,748 $ 15,617 $ 15,616 $ 15,540 $ 15,264 $ 15,682 $ 15,161 Average yield - overall portfolio, net (d) 5.08% 4.82% 5.07% 4.09% 4.40% 4.98% 5.13% Average yield - fixed maturities before inv expenses (d) 5.08% 5.06% 4.95% 5.01% 4.74% 5. 03% 4. 60% (a) Includes income from mortgage loans, real estate, short-term investments, and cash equivalents. (b) Investment income on alternative investments is detailed on page 18. (c) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances. (d) Average yield is calculated by dividing investment income for the period by the average balance. Page 17

American Financial Group, Inc.
Alternative Investments
($ in millions)

	Three Months Ended					Nine Months Ended	
	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	9/30/24	9/30/23
Property and Casualty Insurance:							
Net Investment Income							
Fixed maturities MTM through investment income	$ 8	$ 1	$ 1	$ (2)	$ (11)	$ 10	$ 1
Equity securities MTM through investment income (a)	20	9	16	1	7	45	37
Investments accounted for using the equity method (b)	6	14	25	(3)	17	45	102
AFG managed CLOs (eliminated in consolidation)	2	9	14	9	12	25	18
Total Property & Casualty	**$ 36**	**$ 33**	**$ 56**	**$ 5**	**$ 25**	**$ 125**	**$ 158**
Investments							
Fixed maturities MTM through investment income	$ 51	$ 32	$ 18	$ 17	$ 17	$ 51	$ 17
Equity securities MTM through investment income (a)	563	544	494	440	411	563	411
Investments accounted for using the equity method (b)	1,909	1,880	1,846	1,812	1,806	1,909	1,806
AFG managed CLOs (eliminated in consolidation)	163	158	199	175	143	163	143
Total Property & Casualty	**$ 2,686**	**$ 2,614**	**$ 2,557**	**$ 2,444**	**$ 2,377**	**$ 2,686**	**$ 2,377**
Annualized Return - Property & Casualty	**5.4%**	**5.1%**	**9.0%**	**0.8%**	**4.2%**	**6.5%**	**9.2%**
AFG Consolidated:							
Net Investment Income							
Fixed maturities MTM through investment income	$ 8	$ 1	$ 1	$ (2)	$ (11)	$ 10	$ 1
Equity securities MTM through investment income (a)	20	9	16	1	7	45	37
Investments accounted for using the equity method (b)	6	14	25	(3)	17	45	102
AFG managed CLOs (eliminated in consolidation)	2	9	14	9	12	25	18
Total AFG Consolidated	**$ 36**	**$ 33**	**$ 56**	**$ 5**	**$ 25**	**$ 125**	**$ 158**
Investments							
Fixed maturities MTM through investment income	$ 51	$ 32	$ 18	$ 17	$ 17	$ 51	$ 17
Equity securities MTM through investment income (a)	563	544	494	440	411	563	411
Investments accounted for using the equity method (b)	1,911	1,882	1,848	1,814	1,807	1,911	1,807
AFG managed CLOs (eliminated in consolidation)	163	158	199	175	143	163	143
Total AFG Consolidated	**$ 2,688**	**$ 2,616**	**$ 2,559**	**$ 2,446**	**$ 2,378**	**$ 2,688**	**$ 2,378**
Annualized Return - AFG Consolidated	**5.4%**	**5.1%**	**8.9%**	**0.8%**	**4.2%**	**6.5%**	**9.2%**

(a) AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as "fair value through net investment income."
(b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.

Page 18

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

September 30, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 182	$ 180	$ (2)	2%	1%
States, municipalities and political subdivisions	895	867	(28)	8%	6%
Foreign government	289	290	1	3%	2%
Residential mortgage-backed securities	1,892	1,811	(81)	17%	12%
Commercial mortgage-backed securities	51	51	-	1%	0%
Collateralized loan obligations	1,298	1,298	-	12%	8%
Other asset-backed securities	2,459	2,425	(34)	23%	15%
Corporate and other bonds	3,573	3,591	18	34%	23%
Total AFG consolidated	**$ 10,639**	**$ 10,513**	**$ (126)**	**100%**	**67%**

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years

December 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 243	$ 236	$ (7)	2%	2%
States, municipalities and political subdivisions	1,014	984	(30)	9%	6%
Foreign government	288	282	(6)	3%	2%
Residential mortgage-backed securities	1,787	1,658	(129)	16%	11%
Commercial mortgage-backed securities	75	74	(1)	1%	0%
Collateralized loan obligations	1,706	1,687	(19)	16%	11%
Other asset-backed securities	2,472	2,362	(110)	23%	15%
Corporate and other bonds	3,212	3,151	(61)	30%	21%
Total AFG consolidated	**$ 10,797**	**$ 10,434**	**$ (363)**	**100%**	**68%**

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years

(a) Book Value is amortized cost, net of allowance for expected credit losses.

Page 19

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
9/30/2024
($ in millions)

Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ -	$ 343	$ 269	$ 1,542	$ 43	$ 1,207	$ 892	$ 14	$ 4,310	41%
AA	180	471	10	101	7	86	263	178	1,296	12%
A	-	43	5	51	1	4	613	954	1,671	16%
BBB	-	8	6	21	-	-	513	2,059	2,607	25%
Subtotal - Investment grade	180	865	290	1,715	51	1,297	2,281	3,205	9,884	94%
BB	-	-	-	1	-	-	7	173	181	2%
B	-	-	-	2	-	-	2	53	57	1%
CCC, CC, C	-	-	-	32	-	-	3	18	53	0%
D	-	-	-	-	-	-	-	-	-	0%
Subtotal - Non-Investment grade	-	-	-	35	-	-	12	244	291	3%
Not Rated (b)	-	2	-	61	-	1	132	142	338	3%
Total	**$ 180**	**$ 867**	**$ 290**	**$ 1,811**	**$ 51**	**$ 1,298**	**$ 2,425**	**$ 3,591**	**$ 10,513**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
1	$ 180	$ 853	$ 241	$ 1,720	$ 51	$ 1,250	$ 1,827	$ 1,154	$ 7,276	71%
2	-	8	-	19	-	-	502	2,052	2,581	25%
Subtotal	180	861	241	1,739	51	1,250	2,329	3,206	9,857	96%
3	-	-	-	8	-	-	7	183	198	2%
4	-	-	-	1	-	-	2	82	85	1%
5	-	-	-	4	-	-	6	73	83	1%
6	-	-	-	4	-	-	-	2	6	0%
Subtotal	-	-	-	17	-	-	15	340	372	4%
Total insurance companies	**$ 180**	**$ 861**	**$ 241**	**$ 1,756**	**$ 51**	**$ 1,250**	**$ 2,344**	**$ 3,546**	**$ 10,229**	**100%**
No NAIC designation (c)	-	-	-	-	-	1	22	7	30	
Non-Insurance and Foreign Companies (d)	-	6	49	55	-	47	59	38	254	
Total	**$ 180**	**$ 867**	**$ 290**	**$ 1,811**	**$ 51**	**$ 1,298**	**$ 2,425**	**$ 3,591**	**$ 10,513**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 81% are NAIC 1 and 17% do not have a designation.
For Corp/Oth, 13% are NAIC 1, 15% NAIC 2, 26% NAIC 4 and 38% NAIC 5.
For Total, 50% are NAIC 1, 11% NAIC 4, 18% NAIC 5 and 9% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 20

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2023
($ in millions)

	Fair Value by Type									
Credit Rating (a)	**US Gov**	**Munis**	**Frgn Gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
Investment grade										
AAA	$ -	$ 371	$ 261	$ 1,425	$ 63	$ 1,500	$ 961	$ 23	$ 4,604	44%
AA	236	560	10	99	7	173	261	160	1,506	15%
A	-	44	5	26	1	13	542	839	1,470	14%
BBB	-	7	6	4	-	-	474	1,740	2,231	21%
Subtotal - Investment grade	236	982	282	1,554	71	1,686	2,238	2,762	9,811	94%
BB	-	-	-	2	3	-	7	195	207	2%
B	-	-	-	4	-	-	2	67	73	1%
CCC, CC, C	-	-	-	29	-	-	5	7	41	0%
D	-	-	-	4	-	-	-	-	4	0%
Subtotal - Non-Investment grade	-	-	-	39	3	-	14	269	325	3%
Not Rated (b)	-	2	-	65	-	1	110	120	298	3%
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	**100%**

	Fair Value by Type									
NAIC designation	**US Gov**	**Munis**	**Frgn gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
1	$ 236	$ 977	$ 230	$ 1,606	$ 71	$ 1,633	$ 1,799	$ 1,043	$ 7,595	74%
2	-	7	-	2	-	-	474	1,769	2,252	22%
Subtotal	236	984	230	1,608	71	1,633	2,273	2,812	9,847	96%
3	-	-	-	1	3	-	8	195	207	2%
4	-	-	-	1	-	-	1	61	63	1%
5	-	-	-	3	-	-	9	67	79	1%
6	-	-	-	5	-	-	-	-	5	0%
Subtotal	-	-	-	10	3	-	18	323	354	4%
Total insurance companies	**$ 236**	**$ 984**	**$ 230**	**$ 1,618**	**$ 74**	**$ 1,633**	**$ 2,291**	**$ 3,135**	**$ 10,201**	**100%**
No NAIC designation (c)	-	-	-	-	-	1	9	11	21	
Non-Insurance and Foreign Companies (d)	-	-	52	40	-	53	62	5	212	
Total	**$ 236**	**$ 984**	**$ 282**	**$ 1,658**	**$ 74**	**$ 1,687**	**$ 2,362**	**$ 3,151**	**$ 10,434**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 8% do not have a designation.
For Corp/Oth, 21% are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
For Total, 58% are NAIC 1, 9% NAIC 2, 21% NAIC 5 and 7% do not have a designation.
(c) Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d) 98% are investment grade rated.

Page 21

Appendix C
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
9/30/2024
($ in millions)

	Fair Value By Industry															
Credit Rating (a)	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Other Financials**	**Utilities**	**Consumer**	**Autos**	**REITs**	**Basic Industry**	**Retailers**	**Healthcare**	**Capital Goods**	**Media**	**Other**	**Total**	**% Total**
Investment Grade																	
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 3	$ 14	0%
AA	5	-	23	44	33	5	40	-	-	-	10	15	-	-	3	178	5%
A	41	192	29	152	69	127	58	98	49	11	18	31	41	3	35	954	27%
BBB	768	252	180	53	96	95	69	69	83	113	53	31	48	46	103	2,059	57%
Subtotal	814	444	243	249	198	227	167	167	132	124	81	77	89	49	144	3,205	89%
BB	24	6	8	1	3	-	20	5	6	17	36	5	2	30	10	173	5%
B	3	2	3	-	-	-	11	-	-	-	19	9	4	-	2	53	1%
CCC, CC, C	-	-	2	-	-	-	-	-	-	-	-	11	-	-	5	18	1%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	27	8	13	1	3	-	31	5	6	17	55	25	6	30	17	244	7%
Not Rated (b)	-	-	17	7	27	-	18	-	8	-	-	32	12	20	1	142	4%
Total	**$ 841**	**$ 452**	**$ 273**	**$ 257**	**$ 228**	**$ 227**	**$ 216**	**$ 172**	**$ 146**	**$ 141**	**$ 136**	**$ 134**	**$ 107**	**$ 99**	**$ 162**	**$ 3,591**	**100%**

	Fair Value By Industry															
NAIC designation	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Other Financials**	**Utilities**	**Consumer**	**Autos**	**REITs**	**Basic Industry**	**Retailers**	**Healthcare**	**Capital Goods**	**Media**	**Other**	**Total**	**% Total**
1	$ 46	$ 189	$ 62	$ 194	$ 110	$ 132	$ 106	$ 98	$ 50	$ 11	$ 28	$ 46	$ 41	$ 3	$ 38	$ 1,154	33%
2	763	249	177	51	98	93	73	67	83	109	52	43	47	44	103	2,052	58%
Subtotal	809	438	239	245	208	225	179	165	133	120	80	89	88	47	141	3,206	91%
3	24	6	9	1	5	-	26	5	6	17	36	6	2	30	10	183	5%
4	4	2	13	-	13	-	5	-	-	-	19	20	4	-	2	82	2%
5	-	-	7	-	2	-	2	-	7	-	-	18	12	20	5	73	2%
6	-	-	-	-	-	-	2	-	-	-	-	-	-	-	-	2	0%
Subtotal	28	8	29	1	20	-	35	5	13	17	55	44	18	50	17	340	9%
Total insurance companies	**$ 837**	**$ 446**	**$ 268**	**$ 246**	**$ 228**	**$ 225**	**$ 214**	**$ 170**	**$ 146**	**$ 137**	**$ 135**	**$ 133**	**$ 106**	**$ 97**	**$ 158**	**$ 3,546**	**100%**
No NAIC designation (c)	-	-	-	7	-	-	-	-	-	-	-	-	-	-	-	7	
Non-Insurance and Foreign Companies	4	6	5	4	-	2	2	2	-	4	1	1	1	2	4	38	
Total	**$ 841**	**$ 452**	**$ 273**	**$ 257**	**$ 228**	**$ 227**	**$ 216**	**$ 172**	**$ 146**	**$ 141**	**$ 136**	**$ 134**	**$ 107**	**$ 99**	**$ 162**	**$ 3,591**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 13% of not rated securities are NAIC 1, 15% NAIC 2, 26% NAIC 4 and 38% NAIC 5.

Page 22

Appendix D
American Financial Group, Inc.
Corporate Securities by Credit Rating & NAIC Designation by Industry
12/31/2023
($ in millions)

	Fair Value By Industry															
Credit Rating (a)	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Consumer**	**Other Financials**	**Utilities**	**Autos**	**REITs**	**Retailers**	**Basic Industry**	**Media**	**Capital Goods**	**Other**	**Total**	**% Total**
Investment Grade																
AAA	$ -	$ -	$ 11	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 12	$ 23	1%
AA	5	-	18	43	39	29	5	-	-	10	-	-	-	11	160	5%
A	33	190	57	151	44	45	86	61	47	18	11	3	35	58	839	27%
BBB	579	210	151	41	69	101	72	79	68	51	110	45	40	124	1,740	55%
Subtotal	617	400	237	235	152	175	163	140	115	79	121	48	75	205	2,762	88%
BB	23	2	24	3	27	5	-	5	-	40	15	35	1	15	195	6%
B	-	-	2	-	10	8	-	4	-	24	-	-	4	15	67	2%
CCC, CC, C	-	-	2	-	-	-	-	-	-	-	-	-	-	5	7	0%
D	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	28	3	37	13	-	9	-	64	15	35	5	35	269	8%
Not Rated (b)	-	-	4	11	18	10	-	-	28	-	-	20	6	23	120	4%
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	**100%**

	Fair Value By Industry															
NAIC designation	**Asset Managers**	**Banking**	**Technology**	**Insurance**	**Consumer**	**Other Financials**	**Utilities**	**Autos**	**REITs**	**Retailers**	**Basic Industry**	**Media**	**Capital Goods**	**Other**	**Total**	**% Total**
1	$ 38	$ 190	$ 86	$ 194	$ 92	$ 82	$ 92	$ 61	$ 55	$ 28	$ 11	$ 3	$ 35	$ 76	$ 1,043	33%
2	579	210	151	41	75	102	71	84	81	51	110	45	40	129	1,769	57%
Subtotal	617	400	237	235	167	184	163	145	136	79	121	48	75	205	2,812	90%
3	23	2	23	3	32	6	-	-	-	40	14	35	2	15	195	6%
4	-	-	1	-	4	8	-	4	-	24	-	-	4	16	61	2%
5	-	-	8	-	4	-	-	-	7	-	1	20	5	22	67	2%
6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	23	2	32	3	40	14	-	4	7	64	15	55	11	53	323	10%
Total insurance companies	**$ 640**	**$ 402**	**$ 269**	**$ 238**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 258**	**$ 3,135**	**100%**
No NAIC designation (c)	-	-	-	11	-	-	-	-	-	-	-	-	-	-	11	
Non-Insurance and Foreign Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	5	5	
Total	**$ 640**	**$ 402**	**$ 269**	**$ 249**	**$ 207**	**$ 198**	**$ 163**	**$ 149**	**$ 143**	**$ 143**	**$ 136**	**$ 103**	**$ 86**	**$ 263**	**$ 3,151**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 21% of not rated securities are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
(c) Surplus notes that are classified as other invested assets for STAT.

Page 23

Appendix E
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
9/30/2024
($ in millions)

	Fair Value By Collateral Type											
Credit Rating (a)	**Whole Business**	**Commercial Real Estate**	**Secured Financing (c)**	**Triple Net Lease**	**Railcar**	**TruPS**	**Aircraft**	**Single Family Rental**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade												
AAA	$ -	$ 311	$ 25	$ 176	$ -	$ 38	$ 8	$ 157	$ 70	$ 107	$ 892	37%
AA	67	-	25	3	10	132	4	-	-	22	263	11%
A	10	-	69	17	173	18	111	-	-	215	613	25%
BBB	420	-	1	-	6	-	22	-	-	64	513	21%
Subtotal	497	311	120	196	189	188	145	157	70	408	2,281	94%
BB	-	-	1	-	-	-	5	-	-	1	7	0%
B	-	-	1	-	-	-	1	-	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	3	-	-	-	3	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	9	-	-	1	12	0%
Not Rated (b)	-	-	102	-	-	-	3	-	-	27	132	6%
Total	**$ 497**	**$ 311**	**$ 224**	**$ 196**	**$ 189**	**$ 188**	**$ 157**	**$ 157**	**$ 70**	**$ 436**	**$ 2,425**	**100%**

	Fair Value By Collateral Type											
NAIC designation	**Whole Business**	**Commercial Real Estate**	**Secured Financing (c)**	**Triple Net Lease**	**Railcar**	**TruPS**	**Aircraft**	**Single Family Rental**	**Auto**	**Other**	**Total**	**% Total**
1	$ 77	$ 286	$ 222	$ 193	$ 180	$ 185	$ 121	$ 151	$ 67	$ 345	$ 1,827	78%
2	409	-	1	-	7	-	22	-	-	63	502	21%
Subtotal	486	286	223	193	187	185	143	151	67	408	2,329	99%
3	-	-	1	-	-	-	5	-	-	1	7	1%
4	-	-	-	-	-	-	2	-	-	-	2	0%
5	-	-	-	-	-	-	5	-	-	1	6	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	1	-	-	-	12	-	-	2	15	1%
Total insurance companies	**$ 486**	**$ 286**	**$ 224**	**$ 193**	**$ 187**	**$ 185**	**$ 155**	**$ 151**	**$ 67**	**$ 410**	**$ 2,344**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	22	22	
Non-Insurance and Foreign Companies	11	25	-	3	2	3	2	6	3	4	59	
Total	**$ 497**	**$ 311**	**$ 224**	**$ 196**	**$ 189**	**$ 188**	**$ 157**	**$ 157**	**$ 70**	**$ 436**	**$ 2,425**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 81% of not rated securities are NAIC 1 and 17% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

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Appendix F
American Financial Group, Inc.
Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type
12/31/2023
($ in millions)

	Fair Value By Collateral Type											
Credit Rating (a)	**Whole Business**	**Commercial Real Estate**	**Secured Financing (c)**	**TruPS**	**Single Family Rental**	**Triple Net Lease**	**Railcar**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
Investment Grade												
AAA	$ -	$ 385	$ 24	$ 46	$ 191	$ 157	$ -	$ -	$ 67	$ 91	$ 961	41%
AA	55	6	20	140	1	2	-	5	14	18	261	11%
A	10	-	75	16	-	24	168	54	-	195	542	23%
BBB	366	-	1	-	-	-	6	30	-	71	474	20%
Subtotal	431	391	120	202	192	183	174	89	81	375	2,238	95%
BB	-	-	1	-	-	-	-	6	-	-	7	0%
B	-	-	1	-	-	-	-	1	-	-	2	0%
CCC, CC, C	-	-	-	-	-	-	-	5	-	-	5	0%
D	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	12	-	-	14	0%
Not Rated (b)	-	-	96	-	-	-	-	5	-	9	110	5%
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	**100%**

	Fair Value By Collateral Type											
NAIC designation	**Whole Business**	**Commercial Real Estate**	**Secured Financing (c)**	**TruPS**	**Single Family Rental**	**Triple Net Lease**	**Railcar**	**Aircraft**	**Auto**	**Other**	**Total**	**% Total**
1	$ 65	$ 331	$ 215	$ 202	$ 192	$ 183	$ 167	$ 60	$ 81	$ 303	$ 1,799	79%
2	366	-	1	-	-	-	7	30	-	70	474	21%
Subtotal	431	331	216	202	192	183	174	90	81	373	2,273	100%
3	-	-	2	-	-	-	-	6	-	-	8	0%
4	-	-	-	-	-	-	-	1	-	-	1	0%
5	-	-	-	-	-	-	-	9	-	-	9	0%
6	-	-	-	-	-	-	-	-	-	-	-	0%
Subtotal	-	-	2	-	-	-	-	16	-	-	18	0%
Total insurance companies	**$ 431**	**$ 331**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 373**	**$ 2,291**	**100%**
No NAIC designation	-	-	-	-	-	-	-	-	-	9	9	
Non-Insurance and Foreign Companies	-	60	-	-	-	-	-	-	-	2	62	
Total	**$ 431**	**$ 391**	**$ 218**	**$ 202**	**$ 192**	**$ 183**	**$ 174**	**$ 106**	**$ 81**	**$ 384**	**$ 2,362**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) 87% of not rated securities are NAIC 1 and 8% do not have a designation.
(c) Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Page 25

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2024 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,214 90% 94% 97% Fund Investments 75 6% - - QOZ Fund - Development 28 2% - - Office 16 1% 91% 100% Hospitality 10 1% - - Land Development 6 0% - - Total $ 1,349 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 49 51% $ - Marina 35 37% - Office Building 10 10% - Land 2 2% - Total $ 96 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 542 71% 66% Hospitality 123 16% 49% Marina 52 7% 52% Office 48 6% 98% Total $ 765 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.9 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 9/30/24 (c) Collections for July - September Page 26

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2023 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,205 91% 94% 97% Fund Investments 59 5% - - QOZ Fund - Development 25 2% - - Office 16 1% 88% 100% Hospitality 10 1% - - Land Development 5 0% - - Total $ 1,320 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 50 52% $ - Marina 36 37% - Office Building 9 9% - Land 2 2% - Total $ 97 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Multifamily $ 462 72% 66% Hospitality 125 19% 49% Office 56 9% 89% Total $ 643 100% 65% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/23 (c) Collections for October - December Page 27